UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 28, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

Certain statements contained herein are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking Statements include, among other things, statements regarding management's expectations and projections regarding completion of construction projects, regulatory matters and other matters. Also, Forward-Looking Statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "may," "objectives," "plans," "possible," "potential," "projects" or similar terms or variations of these terms. Actual results may differ materially from those set forth in Forward-Looking Statements as a result of certain risks and uncertainties described under the headings "Factors Affecting Results, Liquidity and Capital Resources" and "Cautionary Factors" in Management's Discussion and Analysis of Financial Condition and Results of Operations contained in each of Wisconsin Energy Corporation's and Wisconsin Electric Power Company's Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 filed with the Securities and Exchange Commission.

ITEM 8.01 OTHER EVENTS.

On June 28, 2005, the Supreme Court of Wisconsin reversed the Dane County Circuit Court's decision that vacated the Public Service Commission of Wisconsin ("PSCW") order authorizing us to build two coal-fired generating facilities on the site of our existing Oak Creek Power Plant (the "new units") and upheld the PSCW's order in all respects. The Certificate of Public Convenience and Necessity granted by the PSCW is reinstated and is in full force and effect.

We have received all the permits necessary to commence construction of the new units, and we intend to do so in the near future. Certain of these permits continue to be contested, but remain in effect unless and until overturned by a reviewing court.

As a result of the delay to the start of construction caused by litigation, the project cost is expected to increase by 55 to 65 million dollars. This represents an increase of approximately 2.5 to 3.0 percent in the total cost of the project. We believe these costs are ultimately recoverable under the terms of the lease agreements between Elm Road Generating Station Supercritical, LLC and Wisconsin Electric Power Company. However, recovery is subject to our final calculation of costs and also to review and approval by the PSCW.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ ALLEN L. LEVERETT
Date: June 28, 2005	Allen L. Leverett - Executive Vice President and
Chief Financial Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ ALLEN L. LEVERETT
Date: June 28, 2005	Allen L. Leverett - Executive Vice President and
Chief Financial Officer